Reconciliation of Income Tax Benefit to Amount Determined by Applying U.S. Federal Statutory Income Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amount
Federal tax benefit at statutory rate	$ (7,655)	$ (4,712)	$ (15,035)
State tax - net of federal benefit	(892)	(549)	(1,751)
Permanent items	379	(1,166)	8,938
Change in state deferred tax rate
Other	(205)	20	425
Increase in valuation allowance	8,373	6,407	7,423
Total tax expense
Percent
Federal tax benefit at statutory rate	34.00%	34.00%	34.00%
State tax - net of federal benefit	4.00%	4.00%	4.00%
Permanent items	(1.70%)	8.40%	(20.20%)
Change in state deferred tax rate
Other	0.90%		(1.00%)
Increase in valuation allowance	(37.20%)	(46.40%)	(16.80%)
Total tax expense